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                                                                   Exhibit 10.18

                                AMENDMENT NO.1 TO
                          BREW(TM) DEVELOPER AGREEMENT

     This Amendment No. 1 to the BREW Developer Agreement ("Amendment") by and between QUALCOMM Incorporated ("QUALCOMM"), and Dwango North America Inc. ("Developer"), modifies and amends that certain BREW Developer Agreement (the "Agreement") agreed to by Developer and QUALCOMM concurrently with this Amendment. This Amendment shall be effective as of the 17th day of May, 2002 (the "Amendment Effective Date"). Unless otherwise defined herein, all terms with initial capitals shall have the meaning ascribed to them in the Agreement.

1. Subsection (i) of Section 11.3 (Further Warranties) of the Agreement is deleted and replaced with the following:

     "(i) Developer is the owner or authorized licensee of each BREW Application and Developer has the legal right and authority to grant the licenses set forth in this Agreement;"

2. The following sentence is added to the end of Section 12 (Indemnification) of the Agreement:

     "QUALCOMM acknowledges that Developer shall have no obligation to defend or indemnify any Indemnified Party under subsection (i) above to the extent that the claim, demand, cause of action, damage, cost, expense, penalty, loss or liability results from QUALCOMM's wrongful provision of a BREW Application to non-U.S. Carriers not authorized by Developer to receive such BREW Application."

     In Witness Whereof, the parties have executed this Amendment as of the Amendment Effective Date and the parties agree that, except as expressly provided in this Amendment, all other terms and conditions in the Agreement shall remain in full force and effect.

QUALCOMM Incorporated                        Dwango North America Inc.


By:  /s/ Gina M. Lombardi                    By:  /s/ Robert E. Huntley
    ----------------------------------           -------------------------------
                                                 Robert E. Huntley, President
Name: Gina M. Lombardi
      --------------------------------

Title: Sr. V.P.
       -------------------------------

Amend 1 to Dev Agt. (Dwango)                                QUALCOMM Proprietary
Gray Cary\GT\6260210.5
May 6, 2002
Rev 1.0
                                        1